

Q1 2025 Earnings Call

RGC Resources

February 11, 2025

Forward-Looking Statements

The statements in this presentation contain forward-looking statements that relate to future transactions, events or expectations. In addition, Resources may announce or publish forward-looking statements relating to such matters as anticipated financial performance, business prospects, investments, inflation, rate making, technological developments, new products, research and development activities, operational impacts and similar matters. These statements are based on management's current expectations and information available at the time of such statements and are believed to be reasonable and are made in good faith. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development and results of the Company's business include, but are not limited to those set forth in the following discussion and within Items 1A "Risk Factors" and 1C "Cybersecurity" of the Company's 2024 Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the Company's website at www.rgcresources.com. These factors are difficult to predict and many are beyond the Company's control. Accordingly, while the Company believes its forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. When used in the Company's documents or news releases, the words "anticipate," "believe," "intend," "plan," "estimate," "predict," "target," "expect," "objective," "projection," "potential," "forecast," "budget," "assume," "indicate" or similar words or future or conditional verbs such as "will," "would," "should," "can," "could," "may" or "might" are intended to identify forward-looking statements.

Forward-looking statements reflect the Company's current expectations only as of the date they are made. The Company assumes no duty to update these statements should expectations change or actual results differ from current expectations except as required by applicable laws and regulations.

Agenda

- Q1 2025 Highlights
  - Operations
  - Financial
- 2025 Outlook
- Questions



Customer and Infrastructure Growth

Expansion

1.1 miles main

197 services

Renewal

0.9 miles main

65 services

QTD Gas Volumes


DTHs Delivered
Q1 2025
Q1 2024
1,400
1,200
1,000
800
600
400
200
-
Thousands
Residential
Commercial
Industrial

Q1 2025 vs Q1 2024

Total Volumes	**16%**
Commercial & Industrial Volumes	**24%**
Heating Degree Days	**10%**

Roanoke Gas CapEx



$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
2025
2024



MVP Growth
$0.1
Customer
Growth & System
Expansion
$1.9
SAVE Rider
$2.9
Utility & IT
Upgrades
$0.8

$0.4 million or
8.4% increase

Consolidated Financial Results

For the periods ended December 31,

(Presented in thousands, except per share data)

	Three Months Ended	
	2024	2023
Operating revenues	$ 27,289	$ 24,419
Operating expenses	19,961	17,767
Operating income	7,328	6,652
Equity in earnings of unconsolidated affiliate	854	1,468
Other income, net	474	121
Interest expense	1,780	1,637
Income before income taxes	6,876	6,604
Income tax expense	1,606	1,584
Net income	**$ 5,270**	**$ 5,020**
Basic earnings per share	$ 0.51	$ 0.50
Diluted earnings per share	$ 0.51	$ 0.50

2025 Growth

- Industrial and commercial
- New housing
- Franklin County



2025 Capital Forecast


19%
11%
44%
26%

SAVE & Renewals	$ 9.5
Utility & IT Upgrades	5.6
Customer Growth & System Expansion	4.1
MVP Growth	2.4
Total	$ 21.6

Earnings Per Share


$1.30
$1.24
$1.18
$1.12
$1.06
$1.00
$1.25
$1.16
$1.18
2024 Actual
2025 Forecast
Dividend
Payout Ratio:
66%
70%
EPS
Range

RGC Resources™